EXHIBIT 99.1

NEWS RELEASE – For Immediate Distribution

Australis Capital Inc. Exercises Warrants in Body and Mind Inc. for Gross Proceeds of CAD$6.39 Million

Body and Mind Repays Outstanding $4M USD Senior Note due to Australis Capital in Full

VANCOUVER, B.C., CANADA (May 30, 2019) – Body and Mind Inc. (CSE: BAMM, OTC Pink: BMMJ) (the “Company” or “BaM”), a multi-state operator, and Australis Capital Inc. (CSE: AUSA, OTCQB: AUSAF) (“Australis”) are pleased to announce that Australis exercised 12,793,840 common share purchase warrants of the Company (the “Warrants”) at an exercise price of CAD $0.50 for gross proceeds (the “Warrant Proceeds”) of CAD$6,396,920. Upon exercise, Australis received 12,793,840 common shares (the “Warrant Shares”) of the Company. The Warrants were issued to Australis pursuant to an investment agreement entered into between the Company and Australis dated October 30, 2018.

The Warrant Proceeds were used, in part, to fully repay an outstanding senior secured note (the “Note”) in the amount of US$4,495,890.41 owing to Australis by the Company. Payment of the Note included the principal amount of US$4,000,000 including accrued interest and an early repayment fee. The remaining Warrant Proceeds will be used for working capital purposes.

Scott Dowty, CEO of Australis and a director of BaM commented, “We are pleased to exercise our remaining Warrants in BaM. By doing so, our ownership of BaM’s issued and outstanding shares increases to 36%. Their improved balance sheet will allow BaM to expand its operations and further access accretive opportunities to increase shareholder value.”

Robert Hasman, President of Nevada Medical Group and a director of BaM commented, “This is a great transaction for both companies and our strategic partnership with Australis has provided BaM with tremendous opportunities as we grow our key platforms and quality lifestyle brand. The expertise of the Australis management team combined with the Australis network is industry leading and will be invaluable as we focus our attention on strengthening our key franchises and expansion into new markets.”

The Warrant Shares issued upon exercise of the Warrants have not been and will not be registered under the U.S. Securities Act of 1933, as amended (the “U.S. Securities Act”) or any state securities laws of the United States. Accordingly, the Warrant Shares of the Company may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons unless registered under the U.S. Securities Act and applicable state securities laws or pursuant to an exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws. This news release does not constitute an offer to sell or a solicitation of an offer to buy any of the securities of the Company.

The Warrant Shares issued pursuant to the exercise of the Warrants are “restricted securities” as defined under Rule 144(a)(3) of the U.S. Securities Act and contain the appropriate restrictive legends as required under the U.S. Securities Act.

Neither the Canadian Securities Exchange nor its Market Regulator (as that term is defined in the policies of the Canadian Securities Exchange) accepts responsibility for the adequacy or accuracy of this release.

For further information, please contact:

Michael Mills

Tel: 800-361-6312

mmills@bamcannabis.com

About Body and Mind Inc.

BaM is a publicly traded company investing in high quality medical and recreational cannabis cultivation, production and retail. Our wholly-owned Nevada subsidiary was awarded one of the first medical marijuana cultivation licences and holds cultivation and production licenses. BaM products include dried flower, edibles, oils and extracts as well as GPEN Gio cartridges and Lucid Mood offerings. BaM cannabis strains have won numerous awards including the 2019 Las Vegas Weekly Bud Bracket, Las Vegas Hempfest Cup 2016, High Times Top Ten, the NorCal Secret Cup and the Emerald Cup.

BaM continues to expand operations in Nevada, Arkansas, Ohio and investment in California and is dedicated to increasing shareholder value by focusing time and resources on improving operational efficiencies, facility expansions, state licensing opportunities as well as mergers and acquisitions.

Please visit www.bamcannabis.com for more information.

About Australis Capital Inc.

A spin-out of Aurora Cannabis (NYSE: ACB TSX: ACB) in September 2018, Australis identifies and invests in the cannabis industry predominantly in the United States, a highly-regulated, fragmented, rapidly-expanding and evolving industry. Investments may include but are not limited to equity, debt or other securities of both public and private companies, financings in exchange for royalties or other distribution streams, and control stake acquisitions. Australis adheres to stringent investment criteria and focuses on significant near and mid-term high-quality opportunities with strong return potentials while maintaining a steadfast commitment to governance and community. Australis’ Board and management team have material experience with, and knowledge of, the cannabis space in the U.S., extensive backgrounds in highly-regulated industries, adherence to stringent regulatory compliance, public company, and operational expertise. In addition to the Company’s expertise and strong execution on strategic M&A, which to date includes Rthm Technologies Inc., Body and Mind Inc., Quality Green Inc., Folium Biosciences, Mr. Natural Inc., and Green Therapeutics, LLC., Australis has developed strategic partnerships with companies such as Wagner Dimas.

Australis’ Common shares trade on the CSE under the symbol “AUSA” and on the OTCQB under the symbol “AUSAF”.

For further information about Australis, please visit the website at ausacap.com or contact the Company by e-mail at ir@ausacap.com.

Safe Harbor Statement

Except for the statements of historical fact contained herein, the information presented in this news release constitutes “forward-looking statements” as such term is used in applicable United States and Canadian laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any other statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as “expects” or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans, “estimates” or “intends”, or stating that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved) are not statements of historical fact and should be viewed as “forward-looking statements”. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of activities, variations in the underlying assumptions associated with the estimation of activities, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labor disputes and other risks. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release.

Certain matters discussed in this news release and oral statements made from time to time by representatives of the Company may constitute forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Many of these factors are beyond the Company’s ability to control or predict. Important factors that may cause actual results to differ materially and that could impact the Company and the statements contained in this news release can be found in the Company’s filings with the Securities and Exchange Commission. The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise. This press release shall not constitute an offer to sell or the solicitation of an offer to buy securities.